December 16, 1997

Securities and Exchange Commission
Washington, D.C. 20549

RE:   SIS Mercator Fund, Inc.
File No. 33-95102


Dear Sir or Madame:

We have read item 77K of the Form N-SAR of SIS Mercator Fund, Inc. for the period ended October 31, 1997, and agree with the statements contained therein.

Very Truly yours,


Tait, Weller, & Baker